UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 2, 2007

                          Bucyrus International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50858	39-0188050
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

     P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172
(Address of principal executive offices, including ZIP code)

                                (414) 768-4000
(Registrant's telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R.ss.230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R.ss.240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R.ss.240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R.ss.240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (c)      On August 2, 2007, the Board of Directors of Bucyrus International, Inc. (the "Company") approved a senior management integration plan for the Company and DBT. Pursuant to the senior management integration plan, the Company appointed William S. Tate as Executive Vice President, Global Markets and Strategic Support of the Company effective August 1, 2007. Also pursuant to the integration plan, the Company appointed Luis de Leon as Chief Operating Officer of the Company's DBT Operations effective August 1, 2007.

                   Mr. Tate, who is 57, most recently served as President and Chief Executive Officer of DBT, a leading manufacturer of underground mining equipment, a position he held from January 2004 to August 2007. Prior to that, Mr. Tate served as President and Chief Executive Officer of DBT America Inc. from February 1999 to December 2003. Mr. Tate currently serves as a member of the Management Board of DBT GmbH, a position he assumed in July 2000. In addition, Mr. Tate currently serves as a Director of the National Mining Association in Washington, D.C. and Chairman of its Manufacturing and Services Division. Mr. Tate is also a member of the Society for Mining, Metallurgy and Exploration, Inc. and senior member of the Institute of Industrial Engineers.

                   Mr. de Leon, who is 41, most recently served as Chief Financial Officer of the DBT Group from October 2003 to August 2007. Prior to that, Mr. de Leon served as Chief Operating Officer and Chief Financial Officer of DBT America Inc. from July 1998 to September 2003. Mr. de Leon currently serves as a member of the Management Board of DBT GmbH, a position he assumed in October 2003.

                   Upon their appointment, Mr. Tate and Mr. de Leon became eligible to participate in certain executive compensation plans and arrangements offered by the Company to its executive officers, which the Company has filed from time to time with the Securities and Exchange Commission ("SEC") as exhibits to the Company's periodic filings. On August 7, 2007, in connection with their appointments, the Company awarded both Mr. Tate and Mr. de Leon 2,000 shares of restricted stock at a price of $68.37 and 8,800 stock appreciation rights based on a per share price of $68.37. The restricted stock and stock appreciation rights awards were each made under the Bucyrus International, Inc. Omnibus Incentive Plan 2007 using award agreements filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(99.1)	Press release of Bucyrus International, Inc. dated August 2, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.
Dated: August 8, 2007	By: /s/ Craig R. Mackus
Name: Craig R. Mackus
Title: Chief Financial Officer and Secretary

BUCYRUS INTERNATIONAL, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number           Description

   (99.1)            Press release of Bucyrus International, Inc. dated August 2, 2007.